Prepayments and Other Receivables	12 Months Ended
Dec. 31, 2024
Prepayments and Other Receivables.
Prepayments and Other Receivables

11. Prepayments and Other Receivables

	December 31,	December 31,
	2024	2023

	(€ in thousands)
Prepayments	2,410	793
Other receivables	835	745
Accrued income from Rett Syndrome Research Trust	502	—
	3,747	1,538

All receivables are considered short-term and due within one year. At December 31, 2024 and 2023, prepayments consisted principally of payments made by the Company for services not yet provided by vendors. At December 31, 2024 other receivables consisted principally of accrued grant income and deposits. The accrued grant income relating to Rett Syndrome Research Trust (“RSRT”) includes the initial fair value of the warrants issued to RSRT that was accounted for as a reduction of the transaction price. The nature of the agreement with RSRT is described in Note 26. At December 31 2023, other receivables consisted principally of deposits.